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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D.C. ("Commission"), (i) under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of Common Stock of 50c par value of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, without par value of the Company for issuance pursuant to the J. C. Penney Company, Inc. 2001 Equity Compensation Plan, subject to stockholder approval of such plan at the Company's 2001 Annual Meeting; and (ii) under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 27, 2001 ("Annual Report"), hereby constitutes and appoints W. J. Alcorn, C. R. Lotter, and R. B. Cavanaugh, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign (x) said Registration Statement, which is about to be filed, and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto), and (y) said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report, and to file said Registration Statement and Annual Report so signed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement and Annual Report, hereby granting to the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 23rd day of March, 2001.
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/s/ A. I. Questrom                     /s/ R. B. Cavanaugh
-----------------------------          -----------------------------
A. I. Questrom                         R. B. Cavanaugh
Chairman of the Board and              Executive Vice President and
Chief Executive Officer                Chief Financial Officer
(principal executive officer);         (principal financial officer)
Director

/s/ W. J. Alcorn                       /s/ M. A. Burns
-----------------------------          -----------------------------
W. J. Alcorn                           M. A. Burns
Vice President and Controller          Director
(principal accounting officer)

/s/ T. J. Engibous                     /s/ K. B. Foster
-----------------------------          -----------------------------
T. J. Engibous                         K. B. Foster
Director                               Director

/s/ V. E. Jordan, Jr.                  /s/ J. C. Pfeiffer
-----------------------------          -----------------------------
V. E. Jordan, Jr.                      J. C. Pfeiffer
Director                               Director

/s/ A. W. Richards                     /s/ Francisco Sanchez-Loaeza
-----------------------------          -----------------------------
A. W. Richards                         Francisco Sanchez-Loaeza
Director                               Director


/s/ C. S. Sanford, Jr.                 /s/ R. G. Turner
-----------------------------          -----------------------------
C. S. Sanford, Jr.                     R. G. Turner
Director                               Director